UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2650 Atlanta, Georgia 30328
(Address of principal executive offices)
(855) 858-9794
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value Per Share	CTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

CatchMark Timber Trust, Inc. (the "Company") held its 2020 annual meeting of stockholders (the “Annual Meeting”) on June 24, 2020. At the close of business on April 8, 2020, the record date for the Annual Meeting, there were 48,746,806 shares of the Company’s common stock outstanding and entitled to vote. Holders of 48,040,563 shares of common stock were present at the Annual Meeting, either in person or by proxy, representing 98.55% of the Company’s outstanding common stock.

The Annual Meeting was held for the purpose of considering and voting upon the following proposals:

1	To elect six directors to serve on the Company's board of directors until 2021 annual meeting of stockholders or until their successors are duly elected and qualify;
2	To approve, on an advisory basis, the compensation of the Company's named executive officers;
3	To approve, on an advisory basis, the frequency of the advisory vote to approve the compensation of the Company's named executive officers; and
4	To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent auditors for the fiscal year ending December 31, 2020.

At the Annual Meeting, the stockholders elected all six director nominees, approved the compensation of the Company’s named executive officers, approved one year as the frequency for advisory vote to approve the Company's named executive officers' compensation, and ratified the appointment of Deloitte. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1: Election of Directors
Tim E. Bentsen	33,594,460	1,098,907	5,434	6,436,259
Brian M. Davis	33,610,528	1,085,231	3,042	6,436,259
James M. DeCosmo	33,383,899	1,309,468	5,434	6,436,259
Paul S. Fisher	32,048,046	2,645,321	5,434	6,436,259
Mary E. McBride	32,156,419	2,537,575	4,807	6,436,259
Douglas D. Rubenstein	31,954,916	2,740,843	3,042	6,436,259

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2: Advisory Vote on Executive Compensation	19,542,387	14,200,819	955,595	6,436,259

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal No. 3: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation	34,329,460	76,598	203,103	89,640	6,436,259

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 4: Ratification of Appointment of Independent Auditors	40,632,496	444,674	57,890	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: June 30, 2020	By:	/s/ URSULA GODOY-ARBELAEZ
Ursula Godoy-Arbelaez Chief Financial Officer